SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549







                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 6, 2003


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


         California                      0-27122                 94-2900635
(State or Other Jurisdiction of  (Commission File Number)      (IRS Employer
       Incorporation)                                       Identification No.)

            3011 Triad Drive
            Livermore, CA                                   94550
  (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (925) 245-3400

                                      None

          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other.

     Adept Technology, Inc. ("Adept") hereby announces that it has restructured its lease obligations with the landlord of its Livermore, California facilities (the "Lease Restructuring") to, among other things, eliminate Adept's future lease obligations for two of the buildings not occupied by Adept and to release Adept's deposits associated with the current leases to the landlord. In connection with the Lease Restructuring, Adept issued a Convertible Subordinated Note to Tri-Valley Campus, LLC dated August 6, 2003 (the "Note"). The Note is attached to this report as Exhibit 4.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         The following exhibit is filed with this report on Form 8-K:

         Exhibit No.     Description
         -----------     -----------
         4.1             Convertible Subordinated Note issued by Registrant to
                         Tri-Valley Campus, LLC dated August 6, 2003.

         99.1            Press Release of the Registrant issued on August 6,
                         2003.



Item 9.    Regulation FD Disclosure; and
Item 12.   Results of Operations and Financial Condition.

     The following information is furnished pursuant to Item 9, Regulation FD Disclosure and Item 12, Disclosure of Results of Operations and Financial Condition.

     On August 6, 2003, Adept Technology, Inc. issued a press release announcing its financial results for its fourth quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ADEPT TECHNOLOGY, INC.



Date:  August 6, 2003                       By:  /s/ Michael W. Overby
                                                -----------------------------
                                                Michael W. Overby
                                                Chief Financial Officer